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Investment Managers Series Trust
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INVESTMENT MANAGERS SERIES TRUST

361 Managed Futures Strategy Fund
361 Global Managed Futures Strategy Fund

August 6, 2014

Dear Shareholder:

The shareholders of the 361 Managed Futures Strategy Fund and 361 Global Managed Futures Strategy Fund (each a “Fund”) are being asked to approve the appointment of Federated Investment Management Company (“Federated”) as a new sub-advisor to the Funds.

The Funds are series of Investment Managers Series Trust (the “Trust”), and 361 Capital, LLC (“361 Capital”) is the investment advisor to each Fund. In March 2014, upon the recommendation of 361 Capital and after careful consideration, the Trust’s Board of Trustees approved the appointment of Federated as a sub-advisor to each Fund, effective shortly after the date the appointment is approved by a majority of the outstanding shares of the Fund. As described in the proxy statement, under the proposed advisory structure, 361 Capital will continue to serve as the investment advisor to each Fund, and, pursuant to a sub-advisory agreement, Federated will manage a portion of the Fund’s assets that are not invested in futures contracts or used as margin for Fund investments. These portions of each Fund’s assets are currently invested in exchange-traded funds and money market funds, and 361 Capital expects that the total expenses of each Fund will decrease in connection with the appointment of Federated as a sub-advisor to the Fund.

If you owned shares in the Funds as of the close of business on June 30, 2014, you are entitled to vote at the meeting.

The Board of Trustees has concluded that appointing Federated as a sub-advisor to each Fund would serve the best interests of the Fund and its shareholders. The Board of Trustees recommends that you vote FOR this proposal after carefully reviewing the enclosed materials.

Your vote is important. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in one or both of the Funds.

Sincerely,

Maureen Quill
President

INVESTMENT MANAGERS SERIES TRUST

361 MANAGED FUTURES STRATEGY FUND
361 GLOBAL MANAGED FUTURES STRATEGY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On SEPTEMBER 17, 2014

A Special Meeting of Shareholders of each of the 361 Managed Futures Strategy Fund and the 361 Global Managed Futures Strategy Fund (each a “Fund”) will be held on September 17, 2014, at 1:00 p.m., local time, at the office of Mutual Fund Administration Corporation, 2220 East Route 66, Suite 226, Glendora, California 91740. At the meeting, we will ask the shareholders of each Fund to vote on:

1.	The appointment of Federated Investment Management Company as a sub-advisor to each Fund;

2.	Any other matters that properly come before the meeting.

The Board of Trustees of the Investment Managers Series Trust (the “Trust”) has unanimously approved Proposal 1 with respect to each Fund. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

Please read the accompanying Proxy Statement for a more complete discussion of the Proposal.

Shareholders of each Fund of record as of the close of business on June 30, 2014, are entitled to notice of, and to vote at, the Fund’s Special Meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR
PROXY PROMPTLY.

You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Maureen Quill
President
August 6, 2014

PROXY STATEMENT

361 MANAGED FUTURES STRATEGY FUND AND
361 GLOBAL MANAGED FUTURES STRATEGY FUND
(each referred to below as a “Fund”)

The Board of Trustees of Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of the 361 Managed Futures Strategy Fund series of the Trust (the “Managed Futures Fund”) and the 361 Global Managed Futures Strategy Fund series of the Trust (the “Global Managed Futures Fund”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Funds (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about August 11, 2014, to the shareholders of each Fund of record as of June 30, 2014 (the “Record Date”). The number of shares of each Class of each Fund outstanding on the Record Date was as follows:

Name of Fund	Number of Issued and Outstanding Shares per Class
361 Managed Futures Strategy Fund	Class A: 19,102,432.180 Class I: 37,225,301.597
361 Global Managed Futures Strategy Fund	Class A: 927,755.582 Class I: 2,653,635.443

Shareholders of the Funds are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date. Information on shareholders who owned beneficially more than 5% of the shares of each Fund as of the Record Date is in Appendix A. To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund and of the Trust as of the Record Date.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on September 17, 2014. This Proxy Statement is available on the Internet at www.proxyonline.com/docs/361funds.pdf. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at (800) 814-9324 Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

INTRODUCTION

The Managed Futures Fund and the Global Managed Futures Fund began operation on December 20, 2011, and February 12, 2014, respectively. 361 Capital, LLC (“361 Capital”), located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, serves as each Fund's investment advisor. Subject to the general supervision of the Board of Trustees of the Trust, 361 Capital is responsible for managing each Fund in accordance with the Fund’s investment objective and policies described in the Fund's current Prospectus. As each Fund’s investment advisor, 361 Capital has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection is responsible for making recommendations to the Board of Trustees with respect to hiring, termination and replacement of any sub-advisor of the Fund. Currently, no other sub-advisors manage any portion of either Fund.

At a meeting of the Trust’s Board of Trustees held on March 4-5, 2014, upon the recommendation of 361 Capital and after careful consideration, the Board of Trustees approved the appointment of Federated Investment Management Company (“Federated”) to serve as a sub-advisor to a portion of each Fund as described in and in accordance with the terms of the Proposed Sub-Advisory Agreement (as defined below) , effective shortly after the date this appointment is approved by a majority of the outstanding shares of the Fund.

If the Board’s appointment of Federated is approved by a majority of a Fund’s shareholders, 361 Capital and the Trust on behalf of the Fund will enter into a sub-advisory agreement with Federated with respect to a portion of the Fund (the “Proposed Sub-Advisory Agreement”). A copy of the Proposed Sub-Advisory Agreement is attached as Appendix B. The Investment Company Act of 1940, as amended (the "1940 Act") requires such shareholder approval for the Proposed Sub-Advisory Agreement to be effective.

The proposed appointment of Federated does not affect either Fund’s investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to either Fund’s investment objectives, policies or restrictions.

As described in its Prospectus, each Fund is required to use a portion of its assets as margin for the Fund’s futures positions. Assets of each Fund not invested in futures or used as margin are generally invested in liquid instruments, which have principally been comprised of shares of exchange traded funds (“ETFs”) and money market funds. As a sub-advisor, Federated intends generally to invest the cash portion of each Fund’s assets in investment grade fixed income securities that may have up to 39 months maturity for floating rates securities that reset monthly or quarterly. Securities with non-floating rates may have maturities of up to 27 months.  The Fund’s overall portfolio duration is expected to be less than one year with a weighted average maturity of less than two years. Each Fund may hold such liquid instruments during periods when the Fund is already invested in futures positions to the extent dictated by its investment strategy, when the Fund is not invested in futures positions, or as needed to comply with current guidance by the U.S. Securities and Exchange Commission (the “SEC”) relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of each Fund’s portfolio is generally invested in instruments other than futures contracts.

361 Capital believes that the appointment of Federated as a sub-advisor to a portion of each Fund will not result in an increase in the overall expenses of the Funds.

•
Advisory fees paid by each Fund will increase, as the Fund will pay sub-advisory fees to Federated with respect to its portion of the Fund’s assets. There will be no change to 361 Capital’s advisory fee with respect to either Fund. If the Proposed Sub-Advisory Agreement had been in effect with respect to the Managed Futures Fund for the fiscal year ended October 31, 2013, Federated would have received $214,880 in sub-advisory fees from the Fund for the year, which would represent an approximate 0.10% increase in the overall advisory fees paid by the Fund. If the Proposed Sub-Advisory Agreement had been in effect with respect to the Global Managed Futures Fund for the period of February 12, 2014 (its inception date), to June 30, 2014, Federated would have received $2,465 in sub-advisory fees from the Fund for that period, which would represent an approximate 0.03% increase in the overall advisory fees paid by the Fund.

•
However, the assets of each Fund that will be managed by Federated are currently invested in ETFs and money market funds that generally have total expenses that are higher than the sub-advisory fees Federated will charge to the Fund for managing those assets. Accordingly, 361 Capital expects that the annual total expenses of the Managed Futures Fund will decrease by approximately ten basis points in connection with the appointment of Federated as a sub-advisor. 361 Capital anticipates that the appointment of Federated as a sub-advisor will have a similar effect on the total annual expenses of the Global Managed Futures Fund, which began operation on February 12, 2014, if the Fund’s assets were to increase.

•
Furthermore, as described in the Funds’ Prospectuses, 361 Capital has contractually agreed to waive its fees and/or pay for expenses of each Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, leverage interest, taxes, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of each Fund’s Class A and Class I shares, respectively (collectively, the “Expense Caps”). These Expense Cap agreements are effective until February 28, 2015, and may be terminated before those dates only by the Trust's Board of Trustees. 361 Capital is permitted to seek reimbursement from each Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent a class’ total annual fund operating expenses do not exceed the limits described above.

Current and Pro Forma Fees and Expenses

The tables of Fees and Expenses and the Examples shown below are based on each Fund’s current fees and expenses as shown in the Fund’s Prospectus and on the estimated sub-advisory fees to be paid to Federated and the corresponding decrease in acquired fund fees and expenses expected by Fund.

1.	361 Managed Futures Strategy Fund

The following shows the fees for the 361 Managed Futures Strategy Fund based on the Fund’s fiscal year ended October 31, 2013.

	Class A	Pro Forma Class A	Class I	Pro Forma Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%1	1.00%1	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Overnight check delivery fee	$15	$15	$15	$15
Wire fee	$20	$20	$20	$20
Retirement account fees (annual maintenance fee)	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.50%	1.59%	1.50%	1.59%
Distribution and service (Rule 12b-1) fees	0.25%	0.25%	None	None
Other expenses (includes 0.09% of shareholder servicing fee)	0.37%	0.37%	0.37%	0.37%
Fees and/or expenses recouped3	0.02%	0.02%	0.02%	0.02%
Acquired fund fees and expenses	0.20%	0.00%	0.20%	0.00%
Total annual fund operating expenses2,3	2.34%	2.23%	2.09%	1.98%
____________________________________________
1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2
The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Managed Futures Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Managed Futures Fund's Class A and Class I shares, respectively. This agreement is effective until February 28, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees it waived and Managed Futures Fund expenses it reimbursed for a period of three years from the date of any such waiver or reimbursement.

Example

This example is intended to help you compare the cost of investing in the Managed Futures Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Managed Futures Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Managed Futures Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$798	$1,260	$1,746	$3,080
Class A (Pro forma)	$788	$1,228	$1,693	$2,974
Class I	$212	$651	$1,115	$2,402
Class I (Pro forma)	$201	$617	$1,059	$2,287

2.	361 Global Managed Futures Strategy Fund

The 361Global Managed Futures Strategy Fund commenced operations on February 12, 2014. The following shows the fees and estimated expenses for the 361Global Managed Futures Strategy Fund’s current fiscal year.

	Class A	Pro Forma Class A	Class I	Pro Forma Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%1	1.00%1	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Overnight check delivery fee	$15	$15	$15	$15
Wire fee	$20	$20	$20	$20
Retirement account fees (annual maintenance fee)	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.50%	1.53%	1.50%	1.53%
Distribution and service (12b-1) fees	0.25%	0.25%	None	None
Other expenses (includes shareholder servicing fee of up to 0.15%)2	0.99%	0.99%	0.99%	0.99%
Total annual fund operating expenses	2.74%	2.77%	2.49%	2.52%
Fee waiver and/or expense reimbursement3	(0.50)%	(0.53%)	(0.50)%	(0.53)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)3	2.24%	2.24%	1.99%	1.99%

1
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
3
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses as determined in accordance with Form N-1A, leverage, interest, taxes, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Managed Futures Fund's Class A and Class I shares, respectively. This agreement is effective until February 28, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the 361 Global Managed Futures Strategy Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A	$789	$1,332
Class A (Pro forma)	$789	$1,338
Class I	$202	$728
Class I (Pro forma)	$202	$734

Current Investment Advisory Agreement

361 Capital, located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, serves as the investment advisor to the Managed Futures Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”) dated as of December 19, 2011, which was approved by the Board on December 6, 2011, and by the initial shareholder of the Fund on December 19, 2011. 361 Capital serves as the investment advisor to the Global Managed Futures Fund pursuant to an amendment to the Advisory Agreement dated as of December 5, 2013, which was approved by the Board on December 5, 2013, and by the initial shareholder of the Fund on February 10, 2014. Pursuant to the Advisory Agreement, each Fund is obligated to pay 361 Capital a management fee equal to 1.50% of the Fund’s average daily net assets, subject to the Expense Caps. For the fiscal year ended October 31, 2013, the Managed Futures Fund paid 361 Capital $3,627,154 in net advisory fees. The Global Managed Futures Fund commenced operations on February 12, 2014, and as of March 31, 2014, has not yet paid any net advisory fees to 361 Capital.

PROPOSAL 1: APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT WITH FEDERATED INVESTMENT MANAGEMENT COMPANY

At an in-person meeting on March 5, 2014, the Board of Trustees considered the proposed appointment of Federated as a sub-advisor to each Fund. The Board, including the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), voted unanimously to approve the Proposed Sub-Advisory Agreement for an initial two-year term, and to recommend approval of the appointment of Federated as a sub-advisor to the shareholders of each Fund.

Terms of the Proposed Sub-Advisory Agreement

Pursuant to the Proposed Sub-Advisory Agreement, 361 Capital would delegate to Federated responsibility to manage a portion of the assets of each Fund. Federated would not be liable to 361 Capital or the Funds, under the terms of the Proposed Sub-Advisory Agreement, for any mistake of judgment, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties in the performance of Federated’s duties under the Proposed Sub-Advisory Agreement.

Under the Proposed Sub-Advisory Agreement, each of the Managed Futures Fund and the Global Managed Futures Fund would pay Federated annual sub-advisory fees, calculated daily and payable monthly, based on the following fee schedule: 0.10% of the first $250 million of the Fund assets managed by Federated; and 0.08% of assets over $250 million.

If approved by the shareholders of a Fund, the Proposed Sub-Advisory Agreement would continue in force with respect to the Fund for a period of two years after the effective date of the Agreement (which will be no earlier than the date approval by the shareholders of the Fund is obtained), unless sooner terminated as provided in the Agreement. The Proposed Sub-Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

The Proposed Sub-Advisory Agreement would automatically terminate with respect to a Fund in the event of its assignment (as defined in the 1940 Act), or upon termination of the advisory agreement between the Fund and 361 Capital. The Proposed Sub-Advisory Agreement could be terminated with respect to a Fund at any time without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by 361 Capital on 60 days’ written notice. The Proposed Sub-Advisory Agreement could also be terminated by the Sub-Advisor on 60 days’ written notice.

Consideration of Proposed Sub-Advisory Agreement

In advance of the meeting, the Board received information about each Fund and the Proposed Sub-Advisory Agreement from 361 Capital and Federated, as well as from Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of Federated; information regarding the background and experience of relevant personnel who would be providing services to each Fund; reports of the relative performance over various time periods of investment portfolios managed by Federated using the same investment strategies and investment style Federated would use in managing its portions of the Funds; reports comparing performance of the Managed Futures Fund with returns of the Citibank 3-Month Treasury Bill Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its managed futures fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of each Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its managed futures fund category (each an “Expense Universe”); information about advisory fees charged by Federated to other investment advisory clients; and information about Federated’s policies and procedures, including its compliance manual and brokerage and trading procedures, as applicable. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Proposed Sub-Advisory Agreement. Before voting on the Proposed Sub-Advisory Agreement, the Independent Trustees met in a private session at which no representatives of 361 Capital or Federated were present.

In approving the Proposed Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered the composite investment performance of accounts managed by Federated pursuant to Federated’s Active Cash Moderate Strategy, which it proposed to use in managing assets of each Fund, and noted that the returns of the composite net of fees were higher than the returns of the composite’s benchmark, the 3-Month Average Libor, for the one-, three-, five- and ten-year periods ended December 31, 2013. In addition, the Board reviewed the performance of the Managed Futures Fund and observed that for the one-year period ended June 30, 2013, the Fund had the highest performance of the funds in its Performance Peer Group and its Performance Universe and outperformed the Citibank 3-Month Treasury Bill Index. The Board noted that the Global Managed Futures Fund had commenced operations on February 12, 2014, and therefore had not yet reported any performance results.

The Board also considered the overall quality of services proposed to be provided by Federated to each Fund. In doing so, the Board considered Federated’s specific responsibilities in management of each Fund, including the day-to-day portfolio management of its portion of the Fund, as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered the overall quality of Federated’s organization and operations and Federated’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that Federated had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties to each Fund under the Proposed Sub-Advisory Agreement. The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by Federated to each Fund would be satisfactory.

In addition, the Board considered the overall quality of the oversight services proposed to be provided by 361 Capital to each Fund in monitoring the activities of Federated, and the Board and Independent Trustees concluded that the nature, quality and extent of such services would be satisfactory.

Advisory Fees, Sub-Advisory Fees and Economies of Scale

In reviewing the expected effect of Federated’s sub-advisory fees on each Fund, the Board considered its previous observations with respect to the Funds’ advisory fees and total expenses, which were as follows:

•
As of June 30, 2013, the Managed Futures Fund’s investment advisory fees (gross of fee waivers) were above the Expense Peer Group median by ten basis points and above the Managed Futures Expense Universe median by 37 basis points, and the total expenses (net of fee waivers) paid by the Fund (which was operating below its Expense Cap) were below the Expense Peer Group median but above the Expense Universe median by 25 basis points.

•
As of September 30, 2013, the advisory fee proposed to be paid by the Global Managed Futures Fund (gross of fee waivers) was higher than the Expense Peer Group median and Expense Universe median by ten basis points and 37 basis points, respectively, and the total expenses (net of fee waivers) would be higher than the Expense Peer Group median and Expense Universe median by 24 basis points and 45 basis points, respectively.

The Board noted that although the Managed Futures Fund’s direct annual advisory fees would increase by approximately ten basis points (because Federated would be paid by the Fund), 361 Capital expected that the total annual expenses of the Fund would decrease by approximately 20 basis points in connection with the appointment of Federated because the Fund assets that would be managed by Federated would no longer be invested in money market funds and ETFs, which generally have total expenses that are higher than the sub-advisory fees charged by Federated. The Board also noted 361 Capital’s expectation that the appointment of Federated as sub-advisor would have a similar effect on the total annual expenses of the Global Managed Futures Fund, which began operation on February 12, 2014, if the Fund’s assets were to increase. The Board noted that there would be no change with respect to 361 Capital’s advisory fees with respect to either Fund.

The Board reviewed information regarding the advisory fees to be charged by Federated with respect to each Fund, and considered the relative levels and types of services provided by 361 Capital and Federated to each Fund. The Board noted that the sub-advisory fees to be charged by Federated were consistent with the fees it charges for managing client assets using the same strategies it would use to manage its portion of the Funds. The Board and the Independent Trustees concluded that the compensation payable to Federated under the Proposed Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Federated was expected to provide to each Fund.

The Board also considered the benefits to be received by Federated as a result of its relationship with the Funds, including sub-advisory fees paid to Federated, research provided to it by broker-dealers providing execution services to the Funds, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that Federated’s sub-advisory fee included a breakpoint, which would enable the Funds’ shareholders to benefit from economies of scale with respect to the Funds’ sub-advisory fees.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Proposed Sub-Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved the Proposed Sub-Advisory Agreement.

Information Regarding Federated Investment Management Company

Federated Investment Management Company (“Federated”) and other subsidiaries of Federated Investors, Inc., advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $376.1 billion in assets as of December 31, 2013. Federated Investors, Inc. was established in 1955. Federated, the proposed sub-advisor to the Funds, advises approximately 106 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $254.4 billion in assets as of December 31, 2013.

Federated, located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, is an investment adviser registered with the SEC. Federated is a wholly-owned subsidiary of FII Holding, Inc., a Delaware corporation with a principal address of 1105 N. Market Street, Suite 1300 Wilmington, DE 19801. FII Holding, Inc. is a wholly-owned subsidiary of Federated Investors, Inc., a publicly owned company (Ticker Symbol: FII) with a principal address of Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for such services is paid by Federated and not by the Funds. FASC is headquartered at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.

The names and principal occupations of each principal executive officer and director of Federated are listed below. The address for each is 1001 Liberty Avenue, Pittsburgh, PA, 15222.

Name	Principal Occupation/Title with Federated	Principal Occupation
J. Christopher Donahue	Director and Chairman
Principal Executive Officer and President of certain of the funds in the Federated Fund Complex; Director or Trustee of certain of the funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

John B. Fisher	Director and President/CEO
President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Thomas R. Donahue	Director and Treasurer	Chief Financial Officer, Federated Investors, Inc.
Mark D. Olson	Director	Principal, Mark D. Olson & Company L.L.C.; partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801

Federated does not serve as investment advisor or sub-advisor to any other mutual funds with investment objectives similar to those of Federated’s portions of the Funds.

Required Vote

The appointment of Federated as a sub-advisor to each Fund will be voted on separately by the shareholders of that Fund. Approval of the appointment of Federated as a sub-advisor to a Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the appointment of Federated is not approved with respect to a Fund, 361 Capital and the Board of Trustees will take appropriate action with respect to management of the portions of the Fund proposed to be managed by Federated, which may include continued investment of those assets in money market funds and/or ETFs.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPOINT FEDERATED AS A SUB-ADVISOR TO THE FUND.

VOTING PROCEDURES

How to Vote

This Proxy is being solicited by the Board of Trustees of the Funds. You can vote by mail, by telephone, or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. To vote by telephone, call the telephone number printed on the enclosed proxy card. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

The Funds will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of 361 Capital, without additional compensation, may solicit proxies in person or by telephone. AST Solutions LLC has also been engaged to assist in the solicitation of proxies, at an estimated cost of $15,000. The Funds will pay all of the costs of AST Solutions LLC.

Quorum and Voting Requirements

The presence in person or by proxy of one third of the outstanding shares of a Fund entitled to vote will constitute a quorum for the Meeting with respect to that Fund. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting with respect to a Fund for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. A Fund will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum. A majority of shares of a Fund represented at the meeting can adjourn the Fund’s meeting. The persons named as proxies will vote in favor of adjournment those shares of the Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. “Broker non-votes” and abstentions will have the effect of votes against adjournment.

Each Fund will count the number of votes cast “for” approval of each proposal to determine whether sufficient affirmative votes have been cast with respect to the proposal. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of 361 Capital or Federated. In addition, since November 1, 2012, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which 361 Capital or Federated, any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

GENERAL INFORMATION

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Mutual Fund Administration Corporation, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co- administrator and as the Trust’s transfer agent and fund accountant. The Trust’s principal underwriter is IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Counsel to the Trust and the Independent Trustees is Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Funds upon request, once those reports become available. Requests for such reports should be directed to 361 Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-736-1227.

Submission of Proposals for Next Meeting of Shareholders

Neither Fund holds shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a Fund’s proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5%
of the 361 Managed Futures Strategy Fund

Class A
Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of June 30, 2014
UBS WM USA Weehawken NJ 07086	5,416,290.56	28.35%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	3,905,100.50	20.44%
TD Ameritrade For the Exclusive Benefit of Our Clients Omaha, NE 68103	1,113,769.26	5.83%

Class I
Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of June 30, 2014
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	11,131,895.37	29.90%
TD Ameritrade For the Exclusive Benefit of Our Clients Omaha, NE 68103	5,149,761.00	13.83%
DBTCO Dubuque, IA 52004	1,916,317.79	5.15%

Shareholders Owning Beneficially or of Record More than 5%
of the 361 Global Managed Futures Strategy Fund

Class A
Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of June 30, 2014
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	93,560.73	10.08%
Trust Company of America FBO 439 Englewood, CO 80155	71,044.62	7.66%

Class I
Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of June, 30, 2014
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	778,305.26	29.33%

Appendix B

SUB-ADVISORY AGREEMENT
AMONG INVESTMENT MANAGERS SERIES TRUST,
361 CAPITAL, LLC
AND
FEDERATED INVESTMENT MANAGEMENT COMPANY

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of                , 2014, is entered into by and among Investment Managers Series Trust, a Delaware statutory trust with its principal office and place of business at 803 W. Michigan Street, Milwaukee, WI 53233 (the “Trust”), on behalf of its series listed on Appendix A hereto, as amended from time to time (each, a “Fund”); 361 Capital, LLC, a Delaware limited liability company with its principal office and place of business at 4600 South Syracuse Street, Suite 500, Denver, CO 80237 (the “Advisor”); and Federated Investment Management Company, a Delaware statutory trust with its principal office and place of business at Federated Investor Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 (the “Sub-advisor”).

WHEREAS, the Advisor has entered into an Investment Advisory Agreement dated December 10, 2011 (the “Advisory Agreement”) with the Trust;

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for each Fund;

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, the Trust and the Advisor desire to retain the Sub-advisor to furnish investment advisory services for each Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

(a)        The Trust and the Advisor hereby appoint and engage the Sub-advisor, subject to the general supervision of the Board, but without prior consultation with the Advisor or the Board, to manage on a discretionary basis the investment and reinvestment of the assets of all or a portion of each Fund allocated by the Advisor to the Sub-advisor from time to time (such assets of a Fund, a “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein, in each case subject to and in accordance with the provisions of this Agreement.  The Advisor hereby delegates to the Sub-advisor the authority granted to, and vested in, the Advisor pursuant to the Advisory Agreement to the extent necessary to enable the Sub-advisor to perform its services and other obligations under this Agreement.  The Sub-advisor accepts this appointment and engagement and agrees to render its services for the compensation set forth herein, in each case subject to and in accordance with the provisions of this Agreement.

(b)        In connection with Sub-advisor’s engagement, the Advisor represents and warrants that it has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus[es] and Statement[s] of Additional Information for each Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”),  and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to each Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust with respect to each Fund; and (iv) any exemptive orders or letters relied upon by the Fund that are relevant to Sub-advisor’s provision of services under this Agreement.  Reasonably in advance of the effectiveness of any amendment or supplement to any of the foregoing documents, Advisor shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing.  The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolutions of the Board appointing the Sub-advisor as a sub-advisor to each Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to each Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)        The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its written compliance policies adopted pursuant to applicable regulations, including its proxy voting policies and procedures; a summary of which proxy voting policy and procedures will be included in the Registration Statement.  The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing upon request.  Notwithstanding the foregoing, with respect to a limited number of policies and procedures that the Sub-advisor considers proprietary and maintains as confidential, Advisor agrees that Sub-Advisor may provide accurate summaries of all material aspects of any such policies and procedures, or any supplements thereto, provided that Sub-advisor makes its Chief Compliance Officer (or another appropriate compliance officer familiar therewith) available to the Advisor to respond to any questions about the policies and procedures, or any amendments or supplements thereto, and, if requested by Advisor during an on-site due diligence visit, makes such policies and procedures, and any amendments or supplements thereto, available for inspection at Sub-advisor’s offices.

SECTION 2.  DUTIES OF THE ADVISOR

(a)        The Advisor agrees to comply with the terms and conditions of this Agreement and the Advisory Agreement, and the Advisor shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee, monitor and review the Sub-Advisor’s performance of its services and other obligations under this Agreement.  In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall provide the information to Sub-advisor contemplated in Section 1(b) above, (ii) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (iii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to each Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iv) shall deliver to the Sub-advisor all information and copies of all material relevant to the Sub-advisor or any Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.  The Advisor also shall provide the Sub-advisor, prior to the effective date of this Agreement and annually after this Agreement becomes effective, with a written list of all affiliated persons of the Advisor, the Fund and the Trust (and any affiliated person of such an affiliated person), and of any issuers, or securities of issuers, that may not be purchased in the Fund’s Portfolio, and the Advisor shall promptly provide Sub-advisor with updated written lists whenever the Advisor becomes aware of any additional affiliated persons or restricted issuers/securities or other changes to the most recently provided lists.  Nothing in this Agreement shall relieve the Advisor of any of its obligations or any liability under the Advisory Agreement.

(b)        The Advisor agrees to submit (and to cause to be submitted) to Sub-advisor any proposed language in any Registration Statements or other regulatory filings (“Required Filings”), or in any sales literature, statement, communication or other document relating to the Trust or the Fund, that mentions Sub-advisor (other than identifying Sub-advisor as sub-advisor to the Fund), or that describes Sub-advisor’s services or other obligation hereunder, to Sub-advisor for review prior to use for prompt review of such materials by Sub-advisor within a reasonable and appropriate deadline.  The Advisor and the Trust acknowledge and agree that they are responsible for ensuring that any Required Filings, or any sales literature, statement, communication or other document relating to the Advisor, Trust or the Fund will at all times be in compliance with all disclosure and other requirements under applicable laws, rules or regulations, and that Sub-advisor shall have no liability in connection therewith, except to the extent arising directly out of a material inaccuracy in, or material omission from, information furnished in writing by the Sub-Advisor to Advisor, the Fund or the Trust specifically for inclusion in any Required Filings or other documents specified above that causes any such Required Filings or other documents specified above to (i) fail to be accurate and complete in all material respects with respect to Sub-advisor or its services, or (ii) omit to state any material fact necessary in order to make the statements made therein with respect to Sub-advisor or its services, in light of the circumstances under which they were made, not misleading.

SECTION 3.  DUTIES OF THE SUB-ADVISOR

(a)        The Sub-advisor will, on a discretionary basis and without prior consultation, make decisions with respect to all purchases and sales of securities and other investment assets in each Fund’s Portfolio managed by Sub-advisor under this Agreement, in accordance with: (i) the requirements of the 1940 Act, and the rules and regulations thereunder applicable to the Fund; (ii) the requirements of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules and regulations thereunder applicable to Sub-advisor; (iii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”) applicable to “regulated investment companies” and the Fund; (iv) the investment objectives, strategies and limitations of the Fund as provided in the Fund’s Charter Documents and Registration Statement as applicable to the Fund, in each case as amended and updated from time to time and provided in writing to Sub-advisor, (v) Sub-advisor’s compliance policies adopted under Rule 38a-1 promulgated under the 1940 Act, and (vi) such other reasonable, mutually acceptable, instructions relating to the Fund’s Portfolio as the Board or Advisor may from time to time specifically adopt, and provide in writing to Sub-advisor, as being necessary for Sub-advisor to perform its services and other obligations under this Agreement (“Instructions”).  Without limiting the foregoing, Advisor and the Trust hereby authorize Sub-advisor to, and Sub-advisor will, (A) formulate and implement a continuous investment program for the Portfolio assets of each Fund, and (B) take the steps that Sub-advisor determines to be reasonably necessary to implement such investment program(s), including, but not limited to, purchasing, holding or selling the securities and other assets included in the Portfolio assets of the Fund, selecting brokers, dealers and other intermediaries, settling and allocating trades, aggregating trades, and seeking to obtain best execution, in each case in accordance with the 1940 Act, the Advisers Act and the rules and regulations thereunder, and Sub-advisor’s applicable compliance policies as in effect from time to time.  The Sub-advisor will vote (either directly or through a voting service engaged by Sub-advisor) all proxies for securities included in the Portfolio assets managed by Sub-advisor under this Agreement, and exercise all other voting rights with respect to such securities, in accordance with Sub-advisor’s proxy voting procedures in effect from time to time.  With respect to voting, upon written notice to Sub-advisor, the Advisor or the Board may at any time withdraw the authority granted to Sub-advisor pursuant to this Section 3(a) to perform any or all of the voting services contemplated hereby.  Advisor shall be responsible for making any Form N-PX filings with respect to the Fund.

(b)        To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust and the Advisor, to place orders and issue instructions with respect to those transactions of each Portfolio.  In all purchases, sales and other transactions in securities and other investments for each Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust and Advisor in the same manner and with the same force and effect as the Trust or the Advisor might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio.  The Trust, for itself and each Fund, and the Advisor hereby ratify and confirm as good and effectual, at law or in equity, all that Sub-advisor, and its trustees/directors, officers and employees, may do in the capacity as attorney-in-fact.  For the avoidance of doubt, while the Sub-advisor will have authority to act on behalf of the Trust, the Fund or the Advisor in its capacity as attorney-in-fact, the Sub-advisor is not compelled to act in that capacity and may request that the Trust, Fund or Advisor act directly on its own behalf in certain circumstances (e.g., to execute certain documents that the Sub-advisor reasonably believes are more appropriate to be signed directly by the Trust, Fund or Advisor).  Any person, partnership, corporation or other legal entity or natural person dealing with Sub-advisor in its capacity as attorney-in-fact hereunder is hereby expressly put on notice that Sub-advisor is acting solely in the capacity as an agent for the Trust, the Fund and/or Advisor, as applicable, and that any such person, partnership, corporation or other legal entity or natural person must look solely to the Trust, the Fund and/or the Advisor, as applicable, for enforcement of any claim against the Trust, the Fund or the Advisor, as Sub-advisor assumes no personal liability whatsoever for obligations of the Trust, the Fund or the Advisor entered into by Sub-advisor in its capacity as attorney-in-fact.  In no event will Sub-advisor have the authority to withdraw cash or securities from a Fund or otherwise be deemed to have custody over the assets of any Fund.  The Advisor and/or the Trust also shall deliver to Sub-advisor executed copy(ies), signed by authorized representatives of the Advisor and/or the Trust, on behalf of the Fund, of one or more separate limited powers of attorney requested by the Sub-advisor from time to time.

(c)        Sub-advisor may select brokers, dealers and other intermediaries that are affiliated persons of the Trust, the Fund, Advisor or Sub-advisor, provided that any trade orders placed with any such affiliated person are placed in accordance with the 1940 Act, and the rules and regulations thereunder, and Sub-advisor’s applicable policies and procedures as in effect from time to time.  Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, and the Sub-advisor’s applicable compliance policies as in effect from time to time, the Sub-advisor may allocate brokerage on behalf of a Fund to brokers, dealers or other intermediaries that provide brokerage, research or other services or products to the Sub-advisor or its affiliates.  In selecting brokers, dealers and other intermediaries, Sub-advisor may also consider the reliability, integrity and financial condition of a broker, dealer or other intermediary, the size of and difficulty in executing a transaction, and other factors that Sub-advisor deems appropriate and consistent with Sub-advisor’s compliance policies as in effect from time to time.

(d)        The Sub-advisor may (but shall not be obligated to) aggregate sales and purchase orders of the assets of a Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates in accordance with Sub-advisor’s compliance policies as in effect from time to time and applicable law.  Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of a Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account in accordance with Sub-advisor’s compliance policies as in effect from time to time and applicable law.  The Trust and Advisor hereby acknowledge that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

(e)        To the extent not prohibited under applicable law, the Sub-advisor will report (either in writing, via teleconference or in person as agreed by Sub-advisor) to the Board at each meeting thereof as reasonably requested by the Advisor or the Board all material changes in each Portfolio since the prior report, and will also keep the Board and the Advisor reasonably informed of important developments affecting the Trust, each Portfolio and the Sub-advisor of which Sub-advisor may become aware, and upon reasonable request, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in a Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which a Portfolio maintains investments, or otherwise.  To the extent not prohibited under applicable law, the Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of each Portfolio as the Board reasonably may request.  In making purchases and sales of securities and other investment assets for each Portfolio, the Sub-advisor will bear in mind (in each case to the extent communicated in writing reasonably in advance to Sub-advisor) the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the IRC, as amended, and other laws known by Sub-advisor to be applicable to the provision of its services under this Agreement and the investment objectives, policies and restrictions of the relevant Fund.

(f)        Notwithstanding anything contained in this Agreement to the contrary, the Sub-advisor may enter into non-advisory service arrangements with its affiliates and other third party contractors in connection with the performance of Sub-advisor’s services and other obligations under this Agreement, including, without limitation, for the provision of certain personnel, services and facilities to the Sub-advisor, provided that such arrangements comply with the 1940 Act (including, if applicable, the requirements of Section 15 of the 1940 Act).  The cost of performance of such duties will be borne and paid by the Sub-advisor.  Except as permitted under this Agreement, no obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(g)        As and to the extent reasonably requested, to the extent not prohibited under applicable law, the Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor, including on its compliance with its Code and its compliance policies to its provision of services under this Agreement, and upon the reasonable written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives, to examine the reports (or summaries thereof) required to be made to the Sub-advisor under the Code and its compliance policies and procedures.  To the extent not prohibited under applicable law, the Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor at least 60 days prior to any such changes and any changes in the key personnel who are the portfolio manager(s) of a Fund, as promptly as possible, and in any event, to the extent practicable, prior to such change.

(h)        The Sub-advisor will maintain books and records relating to its Portfolio transactions, placing and allocation of brokerage orders, and its services under this Agreement, as, and for such periods and in such locations, required of an investment advisor to a registered investment company pursuant to Section 31 of the 1940 Act or Section 204 of the Advisers Act and the rules and regulations promulgated thereunder.  To the extent required by the 1940 Act, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust.  The Advisor and the Trust, or their respective representatives, shall have reasonable access to such books and records at all times during the Sub-advisor's normal business hours upon reasonable advance notice and without interruption to Sub-advisor’s business.  Upon the reasonable request of the Advisor or the Trust, and at the Trust’s expense, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.  Sub-advisor may retain copies of any or all of such books and records as Sub-advisor reasonably believes necessary for legitimate business purposes and to comply with its obligations under applicable law.

(i)         The Sub-advisor will reasonably cooperate with each Fund’s independent public registered accounting firm and shall take reasonable action as reasonably agreed between Sub-advisor and Advisor to make all necessary information in Sub-advisor’s possession or control available to the accounting firm for the performance of the accounting firm’s duties.

(j)         The Sub-advisor will provide, as reasonably agreed between Sub-advisor and Advisor, each Fund’s custodian and fund accountant on each business day with such reasonable information in Sub-advisor’s possession and control relating to all transactions concerning the relevant Portfolio’s assets under the Sub-advisor’s management as the custodian and fund accountant may reasonably request.  The Advisor and Trust acknowledge and agree, on behalf of itself and the Fund(s), respectively, that Sub-advisor is not responsible for valuing or pricing the securities and other assets invested in, held by or sold by the Fund (including, without limitation, the Portfolio assets), and that the Trust, Fund, Advisor and Sub-advisor will rely on one or more pricing agents chosen by the Board for prices of the securities and other assets of the Fund (including, without limitation, the Portfolio assets), for any purposes; provided, however, that, in accordance with procedures adopted by the Board, Sub-advisor will cooperate reasonably with the Advisor and, unless prohibited by applicable law or confidentiality obligation, provide such information as the Advisor reasonably may request for purposes of valuing or pricing securities or other assets selected by Sub-advisor for which a readily available market price is not available.

(k)        For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for any Portfolio, consult with any other sub-advisor to the relevant Fund or any other series of the Trust to the extent prohibited under or required by the 1940 Act.

(l)         For the avoidance of doubt, notwithstanding any other provision of this Agreement:

(i)         The parties agree that Sub-advisor is not being engaged, and shall not be responsible, under this Agreement to provide any commodity advice, or investment advice regarding commodities or commodity interest or to take or refrain from taking any other action that would require Sub-advisor to register as a commodity trading advisor;

(ii)        The Trust and Advisor agree that Sub-advisor is not the compliance agent for the Trust, Fund or Advisor, may not have access to all of the books and records of the Fund necessary to perform certain compliance testing, and will not be obligated to request any books and records of the Fund not in Sub-advisor’s possession for purposes of compliance testing.  To the extent that Sub-advisor has agreed to perform the services specified in this Agreement in accordance with applicable laws, rules or regulations (for example, the 1940 Act and Subchapter M of the IRC), the Charter Documents, Sub-advisor’s policies, or written Instructions, Sub-advisor shall perform such services at times mutually agreed between the Advisor and Sub-advisor based upon Sub-advisor’s books and records with respect to the Portfolio assets of the Fund, which may comprise only a portion of the Fund’s books and records, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement based upon Sub-advisor’s books and records.  In no event shall Sub-advisor be responsible for compliance testing with respect to any assets of the Fund other than the Portfolio assets sub-advised by the Sub-advisor; and

(iii)        The Trust and Advisor agrees that Sub-advisor shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event (except after obtaining a proper exemptive order or other relief or Advisor’s consent) beyond the mandatory compliance date for any change in applicable law, rule or regulation), any change in the Fund’s Charter Documents or Registration Statement, any change in applicable policies, and any other change arising out of any other Instructions provided by the Board or Advisor in writing to Sub-advisor.  The Sub-advisor shall not be responsible for implementing (or failing to implement) any change in a Fund’s Charter Documents or Registration Statement, or resulting from any Instruction of the Board or Advisor, that is not specifically identified in writing to Sub-advisor.  The Sub-advisor will promptly inform the Advisor if Sub-advisor is not able to implement any such change or new Instruction.

SECTION 4.  COMPENSATION; EXPENSES

(a)        In consideration of the foregoing, each Fund shall pay the Sub-advisor a fee as specified in Appendix B hereto (the “Sub-Advisory Fee”).  Each such fee shall be accrued by the relevant Fund daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon the termination of this Agreement with respect to a Fund, the Fund shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)        During the term of this Agreement, unless specifically provided otherwise in this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including, but not limited to, brokerage commissions and other transaction charges, if any) purchased for each Portfolio.  The Sub-advisor will not be responsible for the Trust’s, any Fund’s or the Advisor’s expenses, including,  but not limited to, any extraordinary and non-recurring expenses; any expenses of organizing, or continuing the existence of, Advisor, the Fund or the Trust; fees and expenses of trustees/directors and officers of Advisor, the Fund or the Trust; fees for administrative personnel and services; expenses incurred in the distribution of shares of the Fund or the Trust (“Shares”), including, without limitation, expenses of administrative support services; fees and expenses of preparing, printing and filing any Required Filings, other Charter Documents, or any amendment or supplement thereto, or any sales literature, statement, communication or other document under the Securities Act, the 1940 Act or otherwise; expenses of registering and qualifying the Advisor, the Fund, the Trust, or Shares of the Fund or the Trust under federal and state laws, rules or regulations; fees and expenses; expenses of preparing, printing, and distributing any other Required Filings, other Charter Documents or any sales literature, statement, communication or other document to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including, without limitation, any cost of Share certificates), purchase, repurchase, and redemption of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars and other service providers to the Advisor, the Fund or the Trust; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of trustees/directors and shareholders and proxy solicitations therefor; insurance expenses; and association membership dues and such nonrecurring items as may arise, including, without limitation, all losses and liabilities incurred in administering the Trust and the Fund.

(c)        No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5.  STANDARD OF CARE/LIMITATIONS OF LIABILITY; INDEMNIFICATION

(a)        Consistent with Sub-advisor’s obligations under the 1940 Act, the Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and reasonable efforts in rendering its services hereunder.In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-advisor, or of reckless disregard by Sub-advisor of its obligations and duties under this Agreement, Sub-advisor shall not be liable to the Advisor, the Trust, the Fund, any shareholder of the Fund, or any other person or entity for any mistake of law, investment decision or other action or omission on the part of Sub-advisor, or any director/trustee, officer, employee, agent, contractor or other representative of Sub-advisor.

(b)        Without limiting the foregoing, Sub-advisor shall not have any liability whatsoever for any investment losses incurred by the Fund, or arising from transactions by the Fund, prior to the date on which Sub-advisor assumes responsibility for the management of the Portfolio assets of such Fund.

(c)        Without limiting the foregoing, the Sub-advisor shall not have any liability whatsoever for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund given or made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(d)        Without limiting the foregoing, the Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, terrorism, riots or failure of the mails, transportation, communication or power supply.

(e)        Subject to the terms and conditions of this Agreement, each of the Advisor and the Sub-advisor (the “Indemnifying Party”) agrees to indemnify, defend and hold harmless the other, and its shareholders, controlling persons, trustees/directors, officers, employees, agents and contractors (collectively, the “Indemnified Parties”), from and against any loss, claim, penalty, fine, expense (including, without limitation, reasonable attorney’s fees) or other liability suffered, paid or incurred by any of the Indemnified Parties arising out of, resulting from or relating to (i) any violation of applicable law by the Indemnifying Party or its shareholders, controlling persons, trustees/directors, officers, employees, agents and contractors (or, in the case of the Advisor, the Fund or its service providers, other than Sub-advisor), or (ii) the willful misfeasance, bad faith, gross negligence or willful disregard of the Indemnifying Party’s obligations under this Agreement on the part of the Indemnifying Party or its shareholders, controlling persons, trustees/directors, officers, employees, agents and contractors (or, in the case of the Advisor, the Fund or its service providers, other than Sub-advisor).  To the extent that the Advisor authorizes Sub-advisor to respond to, prosecute or otherwise handle any claim, bankruptcy proceeding or other litigation relating to a portfolio security bought, held or sold for a Fund’s Portfolio (each a “Portfolio Security Matter”), the Advisor further agrees to indemnify Sub-advisor for a pro rata portion of any attorney fees, court costs, or other fees or expenses suffered, paid or incurred by Sub-advisor in connection with responding to, prosecuting or otherwise handling any Portfolio Security Matter.

(f)         Nothing in this Agreement is intended, or shall be construed, as relieving Sub-advisor, the Trust or Advisor from any liability or obligation under any provision of the 1940 Act, the Advisers Act or other applicable state or federal law that may not be modified or waived by contract.

SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

(a)        This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)        This Agreement shall remain in effect with respect to each Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)        This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust and the Advisor.  This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

(d)        In the event of termination of this Agreement for any reason, Sub-advisor shall, promptly upon receiving notice of termination or a receipt acknowledging delivery of a notice of termination to Advisor and the Trust, or such later date as may be specified in such notice, cease all activity on behalf of each Fund and with respect to the Portfolio assets, except as expressly directed by Advisor and agreed to by Sub-advisor, and except for the settlement of securities transactions already entered into for the account of the Fund with respect to the Portfolio assets.  Termination of this Agreement shall not relieve any party of any liability incurred hereunder.

(e)        The provisions of Sections 5, 6 and 12(c) of this Agreement shall survive termination for the applicable statute of limitations period.  Section 4 shall survive until all amounts due and owing to Sub-advisor are paid in full.

SECTION 7.  ACTIVITIES OF THE SUB-ADVISOR

The investment subadvisory services provided by the Sub-advisor under this Agreement are not intended to be exclusive.  Nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8.  REPRESENTATIONS AND WARRANTIES.

(a)        The Sub-advisor represents and warrants to the Advisor that:

(i)         It is registered as an investment advisor under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        It is not prohibited by the 1940 Act or the Advisers Act from performing the services and obligations contemplated by this Agreement;

(iii)       It will comply, in all material respects, with all applicable federal or state law, and the applicable requirements of any self-regulatory agency, necessary in order to perform the services contemplated by this Agreement and to conduct its business in the ordinary course; and

(iv)       To the extent not prohibited under applicable law, it will promptly notify the Advisor and the Trust of the occurrence of any event that disqualifies, or would be reasonably likely to disqualify, the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act.

(b)        The Advisor represents and warrants to the Sub-advisor that:

(i)         It is registered as an investment advisor under the Advisers Act and such registration will continue to be in effect for so long as this Agreement remains effective;

(ii)        It is not prohibited by the 1940 Act or the Advisers Act from performing the services and obligations contemplated by this Agreement;

(iii)       It will comply, in all material respects, with all applicable federal or state law, and the applicable requirements of any self-regulatory agency, necessary in order to perform the services and obligations contemplated by this Agreement and to conduct its business in the ordinary course; and

(iv)       To the extent not prohibited under applicable law, it will promptly notify Sub-advisor of the occurrence of any event that disqualifies, or would be reasonably likely to disqualify, the Advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act.

(c)        The Trust represents and warrant to the Sub-advisor that:

(i)         It is registered as an open-end management investment company under the 1940 Act, each Fund is an effective series of the Trust, and the shares of each Fund are duly registered under the 1933 Act and in each other jurisdiction where required under applicable law, and each of the foregoing registrations will continue to be in effect for so long as this Agreement remains in effect;

(ii)        It is not prohibited by the 1940 Act from performing the obligations contemplated by this Agreement;

(iii)        It will comply, in all material respects, with all applicable federal or state law, and the applicable requirements of any self-regulatory agency, necessary in order to perform the services and obligations contemplated by this Agreement and to conduct its business in the ordinary course; and

(iv)       To the extent not prohibited under applicable law, it will promptly notify Sub-advisor of the occurrence of any event that disqualifies or would be reasonably likely to disqualify it from being registered as a management investment company under the 1940 Act.

SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of any Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10.  USE OF NAME

The Sub-advisor hereby grants the Advisor and the Trust a limited, non-exclusive, revocable, non-transferrable license to use in the United States the name “Federated” in its promotion of each Fund, provided the use of such name is approved by the Sub-advisor in advance in writing.  Such license is conditioned upon the engagement of the Sub-advisor, or a successor thereto or affiliate thereof, as the investment sub-advisor to the Fund, and does not include the right to allow third parties (other than the Fund) to use such name.  The name “Federated” is the property of the Sub-advisor (or its affiliates) and may be used from time to time in other connections and for other purposes by the Sub-advisor and any of its affiliates.  The Sub-advisor may require a Fund and the Advisor to cease using “Federated” if the Sub-advisor, any successor thereto or any affiliate thereof, ceases to be engaged, for any reason, as investment sub-advisor of the Fund or if Advisor or the Trust fails to comply with any reasonable requirements provided from time to time in writing by Sub-advisor with respect to the use of the “Federated” name.  Neither the Advisor, the Trust nor the Fund shall retain any right to use of the name “Federated” after the termination of this Agreement.  In the event of termination of this Agreement or the license herein, the Fund and the Advisor shall, and shall cause the Fund to, immediately cease any and all use of the “Federated” name and any name, mark, or domain name confusingly similar thereto, including, without limitation, with respect to the Fund and destroy any remaining unused sales literature, statements, communications or other documents, whether written, printed or electronic, that contains such name.  The Advisor and Trust agree to use their best efforts to ensure that the nature and quality of the services rendered in connection with such name and the Fund shall conform to the terms of this Agreement.

Nothing in this Agreement is intended, or shall be construed, as preventing the Sub-advisor or its affiliates from using the Advisor’s, the Trust’s or the Fund’s name in any response to a request for information/proposal, and the Sub-advisor and its affiliates are expressly authorized to include the name of the Advisor, the Trust or the Fund on a representative client list.

Nothing in this Agreement is intended, nor shall be construed, as preventing either the Sub-advisor (or its affiliates) or the Advisor, the Trust or the Fund from using the names of Sub-advisor, Advisor, the Trust or the Fund in any regulatory filings or responses to regulatory examinations, inspections or inquiries, or subpoenas or other compulsory legal process.

This Section 10 shall survive the termination of this Agreement.

SECTION 11.  PRIVACY; CONFIDENTIALITY

Each party to this Agreement agrees that it shall treat as confidential, and not disclose to any third party, any information (including, without limitation, Sub-Advisor’s investment advice) provided to it (the “Receiving Party”) by another (the “Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including, without limitation, the investment activities or holdings of the Fund (collectively, “Confidential Information”).  All Confidential Information that a Disclosing Party provides to the Receiving Party shall not be used by the Receiving Party (and, in cases where Advisor or the Trust is the Receiving Party, by the Fund and its Board) for any purpose not permitted under this Agreement.  The foregoing (i) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (ii) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, or otherwise to operate the Trust and the Fund, provided, that any disclosure to a third party is made subject to confidentiality obligations substantially similar, in all material respects, to the privacy and confidentiality obligations imposed under this Section 11, and (iii) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation (including, without limitation, in response to regulatory requests).

SECTION 12.  MISCELLANEOUS

(a)        No provisions of this Agreement may be amended or modified in any manner except by a written agreement (i) properly authorized and executed by the parties hereto and (ii) in accordance with the 1940 Act (including, without limitation, as approved by the Trust in the manner set forth in Section 6(b) hereof to the extent required under the 1940 Act).

(b)        No party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)        This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of New York, without giving effect to any conflict or choice of law principles or provisions that would require the application of the law of another jurisdiction, and the 1940 Act and Advisers Act.

(d)        This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)        This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)         If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the parties and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)        Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)        All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand, (ii) sent by facsimile (with written confirmation of receipt), provided that a copy is promptly mailed by registered mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by written notice to the other party):

Sub-advisor:	Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Attention: George Polatas
Facsimile No.: (412) 288-2925

Advisor:	361 Capital LLC
4600 South Syracuse Street
Suite 500
Denver, CO 80237
Attention: J.B. Blue
Facsimile No.: (303) 224-3901

Trust:	Investment Managers Series Trust
2220 East Route 66, Suite 226
Glendora, CA 91740
Attention: Joy Ausili, Secretary
Facsimile No.: (626) 914-1026

(i)         No affiliated person, employee, agent, director, shareholder, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j)         The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)        Each of the undersigned parties warrants and represents that the individual executing this Agreement of its behalf has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties, general principles of equity and public policy.

(l)         The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

(m)       It is understood that (i) directors/trustees, officers, agents and shareholders of the Trust are or may be interested in the Sub-advisor or its affiliated persons as directors/trustees, officers, stockholders or otherwise, (ii) directors/trustees, officers, agents and shareholders of Sub-advisor or its affiliated persons are or may be interested in the Trust or the Fund as directors/trustees, officers, shareholders or otherwise, (iii) the Sub-advisor may be interested in the Trust or the Fund, and (iv) the existence of any such dual interests shall not affect the validity of this Agreement or of any transactions or performance under this Agreement except as specifically provided in (A) the Trust’s Charter Documents, (B) Sub-advisor’s declaration of trust or bylaws, or (C) provisions of applicable law.

(n)        The Advisor, Trust, Fund and Sub-advisor are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on any of them.  Except as otherwise specifically provided in this Agreement (or in a limited power of attorney referenced in this Agreement), the Sub-advisor shall perform its services and other obligations under this Agreement as an independent contractor and not as an agent of the Advisor, Trust or Fund.

(o)        The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other parties; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

(p)        Subject to Section 6 of this Agreement, neither party may assign any of its rights under this Agreement without the prior consent of the other party.

(q)        Except as expressly provided in this Agreement, nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  Except as expressly provided in this Agreement, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and permitted assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

INVESTMENT MANAGERS SERIES TRUST
on behalf of each Fund

__________________________
Name:
Title:

361 CAPITAL, LLC

__________________________
Name:
Title:

FEDERATED INVESTMENT MANAGEMENT COMPANY

__________________________
Name: John B. Fisher
Title:   President

[Signature Page to Sub-Advisory Agreement]

Appendix A

Series of the Trust:

Fund	Effective Date
361 Managed Futures Strategy Fund	[TBD]
361 Global Managed Futures Strategy Fund	[TBD]

Appendix B

Sub-Advisory Fee:

The following percentages of the average daily net assets of the Fund:

Average Daily Net Assets:	Fee %
First $250,000,000	0.10%
After $250,000,000	0.08%

361 CAPITAL™
A DEGREE BEYOND

361 GLOBAL MANAGED FUTURES STRATEGY FUND

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(800) 814-9324** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

SHAREHOLDER NAME AND ADDRESS HERE

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Rita Dam and J.B. Blue each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of 361 Global Managed Futures Strategy Fund (the "Fund") series of Investment Managers Series Trust will be held on September 17, 2014 at 1:00 p.m., local time, at the offices of Mutual Fund Administration Corporation, 2220 East Route 66, Suite 226, Glendora, CA 91740. At the meeting, shareholders will be asked and at any and all adjournments thereof, all shares of beneficial interest of the 361 Global Managed Futures Strategy Fund (the "Fund"), on the proposals set forth regarding the approval of: (i) The appointment of Federated Investment Management Company as a sub-advisor and (ii) any other matters properly brought before the Meeting.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 814-9324. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 17, 2014. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed investment advisory agreement), and proxy card are available at: www.proxyonline.com/docs/361funds.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

361 GLOBAL MANAGED FUTURES STRATEGY FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR": (i) THE APPOINTMENT OF FEDERATED INVESTMENT COMPANY AS A SUB-ADVISOR AND SUCH OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

The Board of Trustees of the Trust unanimously recommends you vote "FOR" the proposal.

To vote, mark one box in blue or black ink. Example: ☒

		FOR	AGAINST	ABSTAIN
1.	The appointment of Federated Investment Management Company as a sub-advisor; and	O	O	O
2.	Any other matters that properly come before the meeting.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

361 CAPITAL™
A DEGREE BEYOND

361 MANAGED FUTURES STRATEGY FUND

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(800) 814-9324** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

SHAREHOLDER NAME
AND ADDRESS HERE

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Rita Dam and J.B. Blue each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of 361 Managed Futures Strategy Fund (the "Fund") series of Investment Managers Series Trust will be held on September 17, 2014 at 1:00 p.m., local time, at the offices of Mutual Fund Administration Corporation, 2220 East Route 66, Suite 226, Glendora, CA 91740. At the meeting, shareholders will be asked and at any and all adjournments thereof, all shares of beneficial interest of the 361 Managed Futures Strategy Fund (the "Fund"), on the proposals set forth regarding the approval of: (i) The appointment of Federated Investment Management Company as a sub-advisor and (ii) any other matters properly brought before the Meeting.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 814-9324. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 17, 2014. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed investment advisory agreement), and proxy card are available at: www.proxyonline.com/docs/361funds.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

361 MANAGED FUTURES STRATEGY FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR": (i) THE APPOINTMENT OF FEDERATED INVESTMENT COMPANY AS A SUB-ADVISOR AND SUCH OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

The Board of Trustees of the Trust unanimously recommends you vote "FOR" the proposal.

To vote, mark one box in blue or black ink. Example: ?

	FOR	AGAINST	ABSTAIN
1. The appointment of Federated Investment Management Company as a sub-advisor; and	O	O	O
2. Any other matters that properly come before the meeting.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]